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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Payless ShoeSource, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 14, 2001.

                                  ESL PARTNERS, L.P.

                                  By: RBS Partners, L.P., its general partner
                                  By: ESL Investments, Inc., its general partner

                                      By: /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                              Edward S. Lampert
                                              Chairman

                                  ESL LIMITED

                                  By: ESL Investment Management, LLC, its
                                      investment manager

                                      By: /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                  ESL INSTITUTIONAL PARTNERS, L.P.

                                  By: RBS Investment Management, LLC, its
                                      general partner

                                      By: /s/ EDWARD S. LAMPERT
                                          --------------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                  ESL INVESTORS, L.L.C.

                                  By: RBS Partners, L.P., its manager
                                  By: ESL Investments, Inc., its general partner

                                      By: /s/ EDWARD S. LAMPERT
                                         ---------------------------------------
                                              Edward S. Lampert
                                              Chairman